GOLDMAN SACHS TRUST II

Goldman Sachs Multi-Manager Global Equity Fund

(the “Fund”)

Supplement dated October 25, 2019 to the

Prospectus and Statement of Additional Information (“SAI”),

each dated February 28, 2019, as supplemented

Effective on or around October 31, 2019, Fisher Asset Management, LLC (“Fisher”) will no longer be an Underlying Manager (investment subadviser) for the Fund. Accordingly, all references to Fisher in the Prospectus and SAI are hereby deleted in their entirety as of that date. Although Fisher will no longer be an Underlying Manager as of such date, the Investment Adviser may allocate Fund assets away from Fisher prior to that date.

This Supplement should be retained with your Prospectus and SAI for future reference.

SMACUMCHGSTK 10-19